Investor Presentation March 2015 Maiden Holdings, Ltd.

Forward Looking Statements This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations and beliefs of Maiden Holdings, Ltd. (the “Company”) concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, decreases in existing and new client projected premiums, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company’s products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law. Additional information about these risks and uncertainties, as well as others that many cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. 2

Maiden’s Value Proposition • Focus on low-volatility lines of business and more predictable “working layer” reinsurance – Not focused on the property catastrophe reinsurance market • Long-term relationships with targeted regional and specialty P&C insurers - 32-year operating history • Successful and stable multi-year strategic reinsurance relationship with AmTrust Financial Services, Inc. (“AmTrust”) since 2007 • Diversified portfolio of low-volatility underwriting business • Predictable and stable operating results • Highly efficient and scalable operating platform • Growing balance sheet scale and capital efficiency supported by the low-volatility model • Conservative investment portfolio • Strong commitment to rewarding shareholders through dividends 3 1 2 3 4 5 6 7 8 Maiden targets consistent underwriting profitability, above industry average growth and an operating ROAE of 15% or greater 9

RNR MRHVR EIG PTPAWH AXS AGII ACGL PRE ENH AHL XLMHLD GLRE 50% 60% 70% 80% 90% 100% 110% 0 x5.0 x10.0 x15.0 x20.0 x25.0 x30.0 x35.0 5 Y e a r A v e r a g e C o m b i n e d R a t i o Multiple of MHLD's Standard Deviation in Combined Ratio 5 Year Average Quarterly Combined Ratio and Standard Deviation in Combined Ratio MHLD = x1.0 SD Predictable and Stable Operating Performance 4 Data Source: Quarterly Combined Ratio Data from SNL Financial – 4Q 2009 to 4Q 2014 Relatively stable and profitable combined ratio reflecting low volatility underwriting portfolio

Maiden’s History 1 AmTrust’s majority shareholders include holdings of Michael Karfunkel, Leah Karfunkel, George Karfunkel, and Barry Zyskind (“Founding Shareholders”). 2 National General Holdings Corporation (“NGHC”), formerly known as American Capital Acquisition Corporation (“ACAC”), acquired GMAC Personal Lines Business in 2010. 3 As of most recent filing. 2007 2008 2009 2010 2011 2012 2013 2007 2008 2009 2010 2011 2012 2013 2014 Net Premiums Written (“NPW”) $247 $727 $1,030 $1,228 $1,724 $1,901 $2,096 $2,458 Employees 5 129 139 204 213 214 185 194 Founding Shareholders¹ Ownership 18.6% 30.1% 30.1% 28.3% 28.3% 28.4% 28.4% 28.1%3 • AmTrust’s majority shareholders¹ formed Maiden • Entered into 40% Quota Share with AmTrust • Entered into 25% NGHC² Quota Share • Acquired international insurance business (IIS) from Ally • Sold property Excess & Surplus (“E&S”) lines business • NGHC Quota Share discontinued • Acquired a reinsurance platform with 25 years of operations, GMAC RE, with renewal rights, client relationships, and infrastructure 5 2014 • Redeemed 14% TRUPS January 15, 2014 • All-time record annual operating earnings in 2014

In the U.S.: Multi-Functional Teams: • underwriters, actuaries, accountants, legal and claims specialists Focus on traditional lines: • Personal & commercial auto • Commercial multi-peril • General liability • Workers’ compensation • Non-cat property In select international markets: OEM oriented business development team: • Personal Auto • Credit Life Bermuda team - offering capital solutions in Europe: • Multi-line regional opportunities Property 19% Other Casualty 24% Personal Auto 24% Comm. Auto 14% Accident & Health 5% International 14% 2014 Net Premiums Written = $850mm Maiden’s Key Business Segments Today Diversified Reinsurance Segment 6 Underwriting / Distribution Dual Underwriting Distribution: • 43% direct / 57% brokered distribution Competitive Advantages: • Lasting, profitable, long-term relationships with clients - 32-year operating history • Dedicated Financial Trust® offers highly rated security • Deep multi-functional client service support • Purpose built balance sheet and operating platform Diversified Reinsurance - Focus on lower volatility “working layer” reinsurance needs of regional and specialty P&C insurers in the U.S. and select international markets

Underwriting: • Multi-year quota-share reinsurance relationship since 2007 — Master Agreement in place through 2016, with negotiated contract modifications and term extensions renewed twice previously — Actively managed by Maiden to preserve targeted economics • Strong controls and governance — Independent underwriting and reserving — All related party transactions require independent Audit Committee approvals AmTrust Strengths: • Significant driver of growth with improving combined ratios • AmTrust’s leading competitive position in specialty markets1 • Highly efficient with strong technological core competency Specialty Risk and Extended Warranty (U.S., Europe): • Consumer and commercial goods warranty • European Hospital liability • Other Small Commercial (U.S.): • Workers’ compensation • Commercial package • Commercial lines Specialty Program: • Commercial package for specialty risks / segments Maiden’s Key Business Segments Today AmTrust Quota Share Reinsurance Segment 7 AmTrust Quota Share - Providing strategically important capital support to AmTrust since 2007 Small Comm. Business 53% Specialty Program 14% Specialty Risk and Extended Warranty 33% 2014 Net Premiums Written = $1,610mm 1Per Forbes 7/19/2013 publication.

Balanced Portfolio of Low Volatility Underwriting Business 8 2014 Net Premiums Written• Low-hazard, profitable workers’ compensation business ― 36% of 2014 net premiums written ― Focus on small premium, small-employer policies ― Significantly lower workers’ compensation loss ratio vs. industry mainly reflecting AmTrust’s specialization and leading position in low-hazard segment • Primary pricing discipline with price increases varying by line and geography 2014 Net Premiums Written = $2,458mm 1. Workers' compensation 36% 2. Personal auto 13% 3. Commercial auto 12% 4. Warranty 12% 5. Other liability 9% 6. European hospital liab. 5% 7. Fire, allied lines and inland marine 4% 8. Others 3% 9. Commercial multi-peril 3% 10. Accident & health 2% 11. Homeowners' 1% 1 23 4 5 6 7 8 9 10 11

Minimal Property Catastrophe Exposure 9 • Minimal exposure to property catastrophe risks — 1-in-250-year PML managed to less than annual net income — Further reduced property-catastrophe exposure through the sale of E&S property business to Brit Global Specialty (“Brit”) in 2013 • Maiden has generated annual underwriting income every year since its formation in 2007 1 Maiden PML and common equity data as of 12/31/2014. (Re)insurer comparative PML as of latest available on February 23, 2015. 2Aspen, Arch, Axis, AWAC, Endurance, EverestRe, Montpelier, PartnerRe, Platinum, Validus, XL. 1-in-250-Year Occurrence PML / Common Equity 4% 18% $34 Selected (Re)Insurers2 1-in-250 yr. PML1 ($mm) Maiden

Unique Operating Platform and Business Model Drive Highly Efficient Expense Relativities 10 1Aspen, Arch, Axis, AWAC, Endurance, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL Source: SNL and Company Financials 2014 G&A Expense Ratio Maiden: 2.8% Selected P&C (Re)Insurers1: 15.8% $1,030 $1,228 $1,724 $1,901 $2,096 $2,458 3.5% 3.5% 3.5% 2.9% 2.9% 2.8% 2009 2010 2011 2012 2013 2014 Net Premiums Written ($mm) G&A Expense Ratio

BB+ or lower 2% AAA 6% AA 4% A 26% BBB 23% U.S. Agency 39% Corporate Bonds 47% U.S. Agency 33% Cash Equiv. 10% Other 10% Maiden Maintains a Conservative Investment Portfolio Investable Assets* Composition (*) Investable assets include cash and cash equivalents, fixed maturities, other investments and loan to related party (**) As of December 31, 2014 Total: $4.0bn** Strong Credit Quality of Investments Total: $3.5bn** • Continued emphasis on investing in GSE and high-grade corporate debt; new money yield on fixed maturities in 4Q14 is 1.93%; overall 4Q14 book yield (excluding cash equivalents) is 3.46% • December 31, 2014 average duration of investable assets (including cash equivalents) of 4.07 years compared to 4.33 years as of December 31, 2013 versus duration of liabilities of 4.40 years at year-end 2014. • Profitable growth & positive cash flow has expanded invested assets that will enhance earnings 11

Low-Volatility Business Model Supporting Asset and Investment Income Growth Growing Net Investment Income ($mm) Expanding Investable Assets Base ($mm) (*) Investable assets at December 31, 2013 include net proceeds of $147.4 million from November 2013 Senior Note offering. Maiden primarily utilized the proceeds of its Senior Notes offering in November 2013, as well as cash on hand, to redeem the $152.5 million face value Junior Subordinated Debt (“TRUPs”) on January 15, 2014. $ 62.9 $ 71.6 $ 74.9 $ 81.2 $ 91.4 $ 117.2 2009 2010 2011 2012 2013 2014 $ 2,088 $ 2,234 $ 2,494 $ 3,003 $ 3,552 $ 4,030 2009 2010 2011 2012 2013* 2014 12

Investment Opportunity 13 boxcheckbld Differentiated P&C reinsurance business model with focus on low- volatility, predictable lines of business and strong long-lasting client relationships boxcheckbld Demonstrated predictable, stable and highly efficient operating performance targeting ROAE of 15% or greater boxcheckbld Shareholder-friendly capital management boxcheckbld Well-positioned for continued disciplined growth; significant opportunities to further enhance profitability

Maiden Holdings, Ltd.

Appendix • 2013 Flaspöhler Cedent Survey Results • Balanced and Diversified Capital Structure • Targeted Operating Metrics • Summary Balance Sheet • Summary Income Statement • Non-GAAP Financial Measures – Reconciliation • Non-GAAP Financial Measures 15

2013 Flaspöhler Cedent Survey Results • Maiden Re Top Ranked in Three Categories of 10: – Ease of doing business – ranked #1 – Client orientation – ranked #1 – Value added services – ranked #1 • More #1 rankings than any other reinsurer • Favorable rankings reflect efforts to deliver differentiated products and services to clients • Continued orientation around delivering on Maiden’s core value proposition to clients and prospects has helped drive new business opportunities and increase shares from existing customers 16 Appendix

551 554 644 696 705 724 782 830 108 208 360 360 215 215 126 126 126 150 315 315 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2007 2008 2009 2010 2011 2012 2013 2014 T o t a l C a p i t a l ( e x c l u d i n g A O C I ) Common Equity excluding AOCI Senior Notes TRUPS Preference Shares Balanced and Diversified Capital Structure 17 • Access to capital markets has enabled Maiden to fund growth with long-term and perpetual securities — January 2009: 14% Junior Subordinated Debt (“TRUPS”) Offering of $260 million to finance the acquisition of GMAC RE with significant support from Founding Shareholders — June 2011: 30-Year, 8.25% Senior Notes Offering of $107.5 million, replacing a portion of 14% TRUPS (NYSE:MHNA) — March 2012: 30-Year, 8% Senior Notes Offering of $100 million (NYSE:MHNB) — August 2012: 8.25% Non-Cumulative Perpetual Preferred Share Offering of $150 million (NYSE:MHPRA) — October 2013: 7.25% Mandatory Convertible Preference Share Offering of $165 million, supporting reinsurance business growth (NASDAQ:MHLDO) — November 2013: 30-Year, 7.75% Senior Notes Offering of $152.5 million, proceeds used to redeem remaining 14% TRUPS on January 15, 2014 (NYSE:MHNC) • Continued exploration of shareholder friendly, diverse and alternative sources of capital • Renewable quota share retrocession of between $150 million and $200 million effective January 1, 2015 Balanced and Diversified Capital Structure (In $ in millions) Appendix

Maiden Well Positioned to Achieve a 15% Operating ROAE • Medium-term Operating ROAE > 15% • Combined ratio < 96% — G&A expense ratio < 4% • NPW CAGR of 10%+ • Core regional insurer client retention rate of > 85% • Modeled annual aggregate exposure to cat events < annual net income Targeted Operating Metrics 15% operating ROAE attainable with improved underwriting results, growth in invested assets and current capital structure 18 Appendix

Summary Balance Sheet

MAIDEN HOLDINGS LTD

Appendix

	2009	2010	2011	2012	2013	2014
			($ in millions)			
Invested Assets						
Investments	$ 1,667.2	$ 1,880.3	$ 2,022.9	$ 2,621.6	$ 3,167.2	$ 3,469.5
Cash & Cash Equivalents	252.3	185.9	303.0	213.8	217.2	392.5
Loan to Related Party	168.0	168.0	168.0	168.0	168.0	168.0
Total Invested Assets	2,087.5	2,234.2	2,493.9	3,003.4	3,552.4	4,030.0
Net Reinsurance Receivable	211.3	226.3	423.4	522.6	560.1	513.0
Deferred Acquisition Costs	173.0	203.6	248.4	270.7	304.9	372.5
Other Assets	164.3	318.5	229.4	341.5	296.0	248.6
Total Assets	**$ 2,636.1**	**$ 2,982.6**	**$ 3,395.1**	**$ 4,138.2**	**$ 4,713.4**	**$ 5,164.1**
Loss and LAE Reserve	$ 1,002.7	$ 1,226.8	$ 1,398.4	$ 1,740.3	$ 1,957.8	$ 2,271.3
Unearned Premiums	583.5	657.6	832.0	936.5	1,034.8	1,207.7
Senior Notes	-	-	107.5	207.5	360.0	360.0
Trust Preferred Securities	215.1	215.2	126.3	126.3	126.4	-
Other Liabilities	158.3	132.5	161.9	112.0	110.1	83.9
Total Liabilities	**1,959.6**	**2,232.1**	**2,626.1**	**3,122.6**	**3,589.1**	**3,922.9**
Equity	**676.5**	**750.5**	**769.0**	**1,015.6**	**1,124.3**	**1,241.2**
Total Liabilities & Equity	**$ 2,636.1**	**$ 2,982.6**	**$ 3,395.1**	**$ 4,138.2**	**$ 4,713.4**	**$ 5,164.1**
Book Value per Common Share	**$ 9.62**	**$ 10.40**	**$ 10.64**	**$ 11.96**	**$ 11.14**	**$ 12.69**
Growth in Total Invested Assets	**13.8%**	**7.0%**	**11.6%**	**20.4%**	**18.3%**	**13.4%**
Ratio of Total Invested Assets to Equity	**308.6%**	**297.7%**	**324.3%**	**295.7%**	**316.0%**	**324.7%**

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2009 2010 2011 2012 2013 2014 ($ in millions) Net Premiums Written $ 1,030.4 $ 1,227.8 $ 1,723.5 $ 1,901.3 $ 2,096.3 $ 2,458.1 Net Premiums Earned $ 919.9 $ 1,169.8 $ 1,552.4 $ 1,803.8 $ 2,000.9 $ 2,251.7 Net Investment Income 62.9 71.6 74.9 81.2 91.4 117.2 Interest and Amortization Expenses 34.4 36.5 34.1 36.4 39.5 29.6 Net Income attributable to Maiden common shareholders $ 61.1 $ 69.9 $ 28.5 $ 46.5 $ 87.9 $ 77.1 Operating Earnings * $ 66.2 $ 72.7 $ 69.6 $ 48.5 $ 87.5 $ 117.7 Operating EPS * $ 0.95 $ 1.02 $ 0.96 $ 0.66 $ 1.18 $ 1.53 Operating ROE * 11.2% 10.2% 9.2% 5.9% 10.5% 13.6% Loss Ratio 66.2% 64.6% 66.6% 69.5% 67.0% 66.1% Expense Ratio 29.7% 32.3% 31.5% 30.0% 30.5% 31.9% Combined Ratio 95.9% 96.9% 98.1% 99.5% 97.5% 98.0% Summary Income Statement • (*) 2011 Includes $9.5 million or 0.6% in loss ratio and combined ratio impact from U.S. thunderstorm and tornado activity in 2Q11. 2012 includes $31.1 million or 1.7% in loss ratio and combined ratio impact from Superstorm Sandy in 4Q12. • Please see the non-GAAP reconciliation table in the appendix of this presentation for additional important information. 20 Appendix

Non-GAAP Financial Measures Reconciliation

MAIDEN HOLDINGS LTD

Appendix

	2009	2010	2011	2012	2013	2014
				($ in millions)		
Net income	$61.1	$69.9	$28.5	$50.2	$102.8	$101.5
(Income) loss attributable to noncontrolling interest	-	-	-	(0.1)	(0.1)	(0.1)
Dividends on preference shares	-	-	-	(3.6)	(14.8)	(24.3)
Add (subtract):						
Net realized and unrealized (gains) losses on investment	(0.3)	(6.6)	(0.5)	(1.9)	(3.6)	(1.2)
Net impairment losses recognized in earnings						2.4
Foreign exchange and other (gains) losses	(2.5)	0.6	(0.3)	(1.6)	(2.8)	(4.2)
Amortization of intangible assets	6.6	5.8	5.0	4.4	3.8	3.3
Divested excess and surplus business and NGHC run-off						10.4
Junior subordinated debt repurchase expense	-	-	15.1	-	-	-
Accelerated amortization of junior subordinated debt discount and issuance cost	-	-	20.3	-	-	28.2
Interest expense incurred related to 2013 Senior Notes prior to actual redemption of the Jr. Sub. Debt	-	-	-	-	1.2	0.5
Non-recurring general and administrative expenses relating to						
IIS Acquisition (2010)	-	1.8	0.2	-	-	-
Non-cash deferred tax expense	1.3	1.2	1.3	1.1	1.0	1.2
Operating earnings	$66.2	$72.7	$69.6	$48.5	$87.5	$117.7
Operating earnings per common share:						
Basic operating earnings per share	$0.95	$1.03	$ 0.97	$0.67	$1.21	$1.61
Diluted operating earnings per share	$0.95	$1.02	$0.96	$0.66	$1.18	$1.53

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Note: Please see the definition of non-GAAP financial measures on next page for additional important information.

Non-GAAP Financial Measures • In presenting the Company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”). • Operating Earnings and Operating Earnings per Common Share: In addition to presenting net income determined in accordance with U.S. GAAP, we believe that showing operating earnings enables investors, analysts, rating agencies and other users of our financial information to more easily analyze our results of operations in a manner similar to how management analyzes our underlying business performance. Operating earnings should not be viewed as a substitute for U.S. GAAP net income. Operating earnings are an internal performance measure used in the management of our operations and represents operating results excluding, as applicable on a recurring basis, net realized and unrealized gains or losses on investment, foreign exchange and other gains or losses, amortization of intangible assets and non-cash deferred tax expenses. We exclude net realized and unrealized gains or losses on investment and foreign exchange and other gains or losses as we believe that both are heavily influenced in part by market opportunities and other factors. We do not believe amortization of intangible assets are representative of our ongoing business. We believe all of these amounts are largely independent of our business and underwriting process and including them distorts the analysis of trends in our operations. We also exclude certain non-recurring expenditures that are material to understanding our results of operations. As of the third quarter of 2014, we exclude impairment losses. Beginning in the second quarter of 2014, we exclude our divested E&S business as it has been in run-off for over one year following the sale to Brit effective May 1, 2013. Similarly, beginning in the fourth quarter of 2014, we exclude results from NGHC as this business segment has been in run-off for one year following the mutual cancellation on a run-off basis of our contract. Furthermore, in Q1 of 2014 and Q2 2011, we exclude the accelerated amortization of the Junior Subordinated Debt discount and the write off of the associated issuance costs. In Q1 2014 and Q4 2013, we also exclude the interest expense incurred on our 2013 Senior Notes prior to the redemption of the outstanding Junior Subordinated Debt given the one time nature of the additional funding cost. For 2011 and 2010, we exclude transaction expenses related to the IIS Acquisition as these are non-recurring. • Operating Return on Average Common Equity ("Operating ROACE"): Management uses operating return on average common shareholders' equity as a measure of profitability that focuses on the return to Maiden common shareholders. It is calculated using operating earnings available to common shareholders (as defined above) divided by average Maiden common shareholders' equity. Management has set as a target a long-term average of 15% Operating ROACE, which management believes provides an attractive return to shareholders for the risk assumed from our business. The repayment of the Junior Subordinated Debt in the first quarter of 2014 is a crucial step in advancing the Company closer to that goal. • See the previous page of this presentation for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. Appendix 22